UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2016

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 483-7111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On July 1, 2016, Mary Ann O’Dwyer, a member of the Board of Directors (the “Board”) of Deluxe Corporation (the “Company”), gave notice of her intent to resign from the Board due to health reasons, effective July 5, 2016. Ms. O’Dwyer was chair of the Audit Committee and a member of the Corporate Governance Committee. Ms. O’Dwyer had no disagreement with the Company.

On July 7, 2016, the Board appointed Charles Haggerty, currently a member of the Board and of the Audit Committee, to the role of chair of the Audit Committee.

(d) On July 7, 2016, the Board appointed John L. Stauch to be a member of the Board. Mr. Stauch also was appointed to serve on the Board’s Audit Committee and Finance Committee. Mr. Stauch currently is the Executive Vice President and Chief Financial Officer of Pentair plc, an international, diversified, industrial manufacturing company, and he is not a party to any related party transactions with the Company.

Mr. Stauch will receive the standard compensation provided to all of the Company’s non-employee directors, which currently consists of an annualized cash retainer fee of $70,000 for Board service, annualized cash retainers of $13,000 and $7,000 for service on the Audit and Finance Committees, respectively, and eligibility to receive an annual equity grant, which typically is awarded at the time of each director’s election by the Company’s shareholders at the annual meeting. Upon his July 7 election to the Board, Mr. Stauch was awarded 1,661 shares of restricted stock, representing a pro-rated annual grant value to compensate Mr. Stauch for services to be rendered through the date of the 2017 annual meeting, the terms of which are governed by the Form of Non-Employee Director Restricted Stock Award Agreement filed as Exhibit 10.22 to the Company’s Form 10-K for the fiscal year ended December 31, 2015.

All directors of the Company are subject to annual election by the Company’s shareholders, and it is expected that Mr. Stauch, along with all incumbent directors, will be a nominee for election at the 2017 annual meeting of shareholders.

A copy of the Company’s press release announcing the election of Mr. Stauch is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1
Press Release, dated July 8, 2016, of Deluxe Corporation announcing the election of John L. Stauch to the Deluxe Corporation Board of Directors and the resignation of Mary Ann O'Dwyer from the Deluxe Corporation Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2016

DELUXE CORPORATION

/s/ J. Michael Schroeder

J. Michael Schroeder
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits

99.1
Press Release, dated July 8, 2016, of Deluxe Corporation announcing the election of John L. Stauch to the Deluxe Corporation Board of Directors and the resignation of Mary Ann O'Dwyer from the Deluxe Corporation Board of Directors

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